                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 17, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)

    Delaware                     333-112231                     13-3416059
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

            250 Vesey Street
  4 World Financial Center 28th Floor
           New York, New York                                           10080
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(Address of principal executive offices)                               Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

ITEM 5. Other Events.(1)

      Attached hereto as exhibits are certain materials (the "Computational Materials") furnished to the Registrant by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") in respect of Terwin Mortgage Trust, Series TMTS 2004-11HE Asset-Backed Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement and accompanying Prospectus (together, the "Prospectus"). The Prospectus will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-112231) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

      The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

      Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

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(1) Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

ITEM 7. Financial Statements; Pro Forma Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

            99.1  Computational Materials

            99.2  Computational Materials

            99.3  Computational Materials

            99.4  Computational Materials

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                         By:    /s/ Matthew Whalen
                                                --------------------------------
                                         Name:  Matthew Whalen
                                         Title: President

Date:  June 23, 2004

                                  EXHIBIT INDEX

Exhibit No.         Description           Page No.
-----------    -----------------------    --------
99.1           Computational Materials

99.2           Computational Materials

99.3           Computational Materials

99.4           Computational Materials